Ohio National Fund, Inc.	August 26, 2016

S&P 500® Index Portfolio

Supplement to Summary Prospectus Dated May 1, 2016

Under the section “Management,” the following information replaces the corresponding section in its entirety:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Geode Capital Management, LLC serves as the investment sub-adviser for the Portfolio. Geode has been a sub-adviser for the Portfolio since May 1, 2016. Deane Gyllenhaal and Patrick Waddell, CFA, have been Portfolio Managers of the Portfolio since May 2016. Louis Bottari has been a Portfolio Manager of the Portfolio since May 2016. Peter Matthew has been an Assistant Portfolio Manager of the Portfolio since May 2016. Thomas Brussard has been an Assistant Portfolio Manager of the Portfolio since August 2016.